Fiscal 2025 Third Quarter Earnings Presentation August 7, 2025

About This Presentation 2 This presentation contains statements, estimates and projections that are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements use forward-looking words such as “believe,” “plan,” “anticipate,” “continue,” “estimate,” “expect,” “may,” or other similar words and terms of similar meaning, although not all forward-looking statements contain such words. These statements discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future. Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control; accordingly, there is no assurance that results will be realized. You should read UGI’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a more extensive list of factors that could affect results. We undertake no obligation (and expressly disclaim any obligation) to update publicly any forward-looking statement, whether as a result of new information or future events, except as required by the federal securities laws. Management uses “adjusted net income attributable to UGI Corporation”, “adjusted diluted earnings per share (“EPS”)”, “UGI Corporation Free Cash Flow”, and “UGI Corporation Adjusted Earnings before interest, taxes, depreciation and amortization (“EBITDA”)”, all of which are non-GAAP financial measures, when evaluating UGI's overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impacts of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. Volatility in net income attributable to UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions but included in earnings in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The tables in the Appendix reconcile adjusted diluted EPS, adjusted net income attributable to UGI Corporation, UGI Corporation Free Cash Flow and UGI Corporation adjusted EBITDA to their nearest GAAP measures.

Bob Flexon President & Chief Executive Officer Sean O’Brien Chief Financial Officer

Robust Performance across Key Financial Metrics

YTD Adjusted Diluted EPS[1]



10%
$3.55
$3.22
YTD FY24
YTD FY25

YTD FY25 GAAP diluted EPS of $3.16 vs. $2.52 in YTD FY24

- **Record YTD adjusted diluted EPS** highlights financial resilience, improving operational execution and strong improvement in our safety performance
- **11% increase in YTD FY25 free cash flow[4] (vs YTD FY24)** due to sustainable cash generation
- Strengthened balance sheet with robust **available liquidity[5] providing financial flexibility**
- Expect to achieve the **top end of our FY25 adjusted EPS guidance range of $3.00 to $3.15 per share[6]**

$1.2B
Reportable Segments EBIT[2]

3.8x
Leverage[3] as of June 30, 2025

$558M
YTD FY25 Free Cash Flow[4]

$1.9B
Available Liquidity as of June 30, 2025[5]

Year-to-date (YTD) signifies 9-month period ending June 30, 2025. 1. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 2. Reportable Segments EBIT stands for UGI Corporation's Earnings before interest expense and income taxes excluding EBIT related to Corporate & Other. 3. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. Metric differs from relevant debt agreement due to cash eligibility within Net debt and other adjustments. Leverage under the relevant debt agreement is 4.0x. 4. Free cash flow is a non-GAAP measure calculated as Net Cash from Operating Activities less Capital Expenditure. See Appendix for reconciliation. 5. Available liquidity comprises of cash and cash equivalents and available borrowing capacity on revolving credit facilities. 6. Because we are unable to predict certain potentially material items affecting diluted EPS on a GAAP basis, principally mark-to-market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile FY25 adjusted diluted EPS, a non-GAAP measure, to diluted EPS, the most directly comparable GAAP measure, in reliance on the "unreasonable efforts" exception set forth in SEC rules.

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Recent Highlights

Our Natural Gas businesses

- ✓ **$605 million in YTD capital expenditure**[1]; 80%+ allocated to the natural gas businesses
- ✓ Sustained customer growth with **~9,000 residential heating and commercial customers** added[2] at Utilities YTD FY25
- ✓ Continued **progress on the PA Gas Utility rate case**: On July 9th, there was a joint petition for approval of settlement for $69.5 million of a revenue increase which is subject to review and approval by the Administrative Law Judges and PA Public Utility Commission

Our Global LPG businesses

- ✓ Generating ~**$150 million of cash** through LPG asset sales in Hawaii, Italy, and a small cylinder business in the UK

Update on AmeriGas Customer Improvement Initiatives

- ✓ Customer improvement initiatives progressing as expected with ongoing execution of key actions related to procurement, routing and delivery, and call-center reshoring
- ✓ To streamline focus on profitable customer segments, we are substantially exiting the wholesale business which represented ~11% of total LPG gallons sold and essentially a breakeven business in FY24

Released our 2024 ESG report, "Delivering Positive Energy Every Day", demonstrating measurable progress across all commitments

1. Includes investments in equity method investees. 2. Includes conversions from other energy sources.

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Financial Results

Q3 FY25 Financial Results Q3 FY25 Adjusted Diluted EPS – Comparison with Q3 FY241 1. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. Q3 FY25 GAAP diluted EPS of $(0.76) vs. ($0.23) in Q3 FY24 ($0.04) ($0.01) ($0.02) $0.34 ($0.34) $0.06 ($0.01) Q3 FY24 Adj. Diluted EPS Utilities Midstream & Marketing UGI International AmeriGas Propane Corporate & Other Q3 FY25 Adj. Diluted EPS Taxes ($0.34) 7

Q3 FY25 Segment Results Recap – Natural Gas

UGI CORPORATION

Q3 FY25 EBIT - Comparison with Q3 FY24

($ in million)

Utilities


$39
$4
($10)
($2)
($1)
$30
Q3 FY24 EBIT
Total Margin
OPEX
D&A
Other
Q3 FY25 EBIT

Key Drivers

- ▲ Higher margin primarily reflecting higher margins at WV Gas Utility from an increase in IREP revenues compared to the prior-year period
- ▼ Higher OPEX reflect, among other things, higher personnel expenses and slightly higher maintenance expense
- ▼ Higher D&A reflects the effects of continued distribution system capital expenditure activity

Weather

Vs. Normal	Vs. PY
8.9% (Warmer)	24.9% (Colder)

Midstream & Marketing


$43
($9)
($2)
$2
($7)
$27
Q3 FY24 EBIT
Total Margin
OPEX
D&A
Other
Q3 FY25 EBIT

Key Drivers

- ▼ Lower margin primarily reflecting lower midstream margins ($7 million), mainly from lower gathering and processing activities, and the absence of margin from power generation[1] ($5 million), partially offset by higher total margin from natural gas marketing ($4 million)
- ▼ Lower other operating income primarily due to storage farmout payments in the prior year ($6 million)

Weather

Vs. Normal	Vs. PY
5.4% (Warmer)	22.4% (Colder)

Legend: Increase | Decrease

Colder | Warmer

Total margin represents total revenue less total cost of sales. In the case of Utilities, the total margin is also reduced by certain revenue-related taxes. OPEX stands for Operating & Administrative Expenses, and D&A stands for Depreciation and Amortization. 1. Power generation asset (Hunlock Creek) divested in September 2024.

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Q3 FY25 Segment Results Recap – Global LPG

Q3 FY25 EBIT - Comparison with Q3 FY24

($ in million)

UGI International



$57
($19)
$9
($2)
($2)
$43
Q3 FY24 EBIT
Total Margin
OPEX
D&A
Other
Q3 FY25 EBIT

Key Drivers

- ▼ LPG retail gallons sold were 9% lower largely due to continued structural conservation, the absence of certain customers who previously converted from natural gas to LPG and the impact from the warmer weather
- ▼ Total margin decrease primarily reflects lower margin contributions from our LPG business and divested energy marketing activities, partially offset by the translation effects of stronger foreign currencies ($10 million)
- ▲ Lower OPEX primarily reflects lower personnel expenses and lower distribution expenses due to lower retail volumes sold, partially offset by the translation effects of stronger foreign currencies ($8 million)

Weather

Vs. Normal
20.8% (warmer)

Vs. PY
15.5% (warmer)

AmeriGas Propane



($27)
($1)
($1)
$1
$0
($28)
Q3 FY24 EBIT
Total Margin
OPEX
D&A
Other
Q3 FY25 EBIT

Key Drivers

- ▼ Retail gallons sold decreased 3% primarily due to continuing customer attrition, largely offset by the impact from the colder weather
- ▼ Total margin was comparable as the higher average retail propane unit margins ($6 million) was substantially offset by the lower retail propane volumes sold ($5 million)

Weather

Vs. Normal
0.1% (warmer)

Vs. PY
5.2% (colder)

Increase | Decrease

Colder | Warmer

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YTD Performance and FY25 Guidance

YTD FY25 Performance


Reportable Segments EBIT[1]
($ in Million)
$1,184
Adjusted Diluted EPS[2]
$3.55[3]
Utilities
$412
$1.19
Midstream & Marketing
$276
$1.18
UGI International
$296
$1.05
AmeriGas Propane
$200
$0.07[4]

YTD FY25 GAAP diluted EPS of $3.16 vs. $2.52 in YTD FY24

Assumption

Underlying business performance consistent with the prior-year period (excluding Q4 FY24 tax benefits which arose from a change in tax law impacting UGI International)

Q4

Expect to achieve the top end of the FY25 adjusted EPS guidance range of $3.00 - $3.15 per share[5]

Our FY25 adjusted EPS guidance range excludes any impact from the One Big Beautiful Bill Act that is currently under internal review and anticipated to provide incremental benefit in FY25

1.Excludes Corporate and Other. 2. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 3. Includes Corporate and Other of $0.06. 4. In FY25, AmeriGas has realized a higher tax rate due to limitations on interest expense deductibility. On a consolidated basis, there is a related offset to normalize the corporation's tax rate, and this is reflected in Corp & Other. 5. Because we are unable to predict certain potentially material items affecting diluted EPS on a GAAP basis, principally mark-to-market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile FY25 adjusted diluted EPS, a non-GAAP measure, to diluted EPS, the most directly comparable GAAP measure, in reliance on the "unreasonable efforts" exception set forth in SEC rules.

10

Liquidity and Balance Sheet Update

Liquidity Position

$1.9B Available liquidity[1] as of June 30, 2025

Cash Flow Performance

$558M YTD free cash flow[2] generated

Leverage Management

3.8x Leverage at UGI Corporation[3] as of June 30, 2025

Debt Profile

Well-laddered debt maturities with manageable near-term obligations

Available Liquidity ($ in billion)[4]



$1.9
$1.7
$0.2
Jun-24
$1.5
$1.3
$0.2
Sep-24
$1.5
$1.3
$0.2
Dec-24
$1.9
$1.5
$0.4
Mar-25
$1.9
$1.5
$0.4
Jun-25
Cash and cash equivalents
Available borrowing capacity

UGI Corporation Long-Term Debt Maturities ($ in million)[4,5]



$283
FY26
$68
$712
FY27
$1,100
$42
$356
$493
FY28
$196
$1,734
$789
$476
$550
FY29-54
AmeriGas Propane
UGI International
Midstream & Marketing
Utilities
UGI Corporation

1. Available liquidity comprises of cash and cash equivalents and available borrowing capacity on revolving credit facilities. 2. Free cash flow is a non-GAAP measure calculated as Net Cash from Operating Activities less Capital Expenditure. See Appendix for reconciliation. 3. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. Metric differs from relevant debt agreement due to cash eligibility within net debt and other adjustments. Leverage under the relevant debt agreement is 4.0x. 4. As of June 2025, the Company's 2028 convertible Senior Notes became eligible for early conversion requests beginning July 1, 2025, through September 30, 2025, subject to certain conditions. As a result, the Company reclassified the convertible Senior Notes to Current maturities of long-term debt as of June 30, 2025. To date, no noteholder has elected to convert their notes. In August 2025, UGI amended its credit agreement to add $300 million in contingent available liquidity for potential early conversion requests of the convertible Senior Notes. The $300 million in contingent availability liquidity is not included in Available Liquidity of $1.9 billion. 5. As of June 30, 2025. Long-term debts with maturities of less than $10 million in a particular year have not been represented in the chart.

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12 Positioned for Sustainable Value Creation Utilities operating in constructive regulatory environment and targeting 9%+ rate base CAGR Low capital-intensive LPG businesses generating sustainable free cash flows to fuel growth in the natural gas businesses Natural gas businesses positioned to capitalize on growing natural gas demand and AI/data center related opportunities Strengthening balance sheet with $1.9B in liquidity presents multiple expansion opportunities Committed to customer-focused and safety improvements in the domestic propane business Midstream business with core assets within the Marcellus and Utica basin providing earnings stability through 80%+ fee-based contract structures 141 Consecutive Years of Paying Dividends Strong energy and utilities infrastructure with a prudent strategy, proven dividend reliability, and focused execution on value-creating operational, customer-focused and safety improvements

Q & Q A

APPENDIX

Q3 and YTD FY25 Adjusted Diluted Earnings per Share

	Q3 FY25	Q3 FY24	YTD FY25	YTD FY24
Utilities	$0.02	$0.06	$1.19	$1.18
Midstream & Marketing	0.09	0.10	1.18	1.09
UGI International	0.17	0.19	1.05	0.99
AmeriGas Propane	0.17	(0.17)	0.07	0.08
Corporate & Other (a)	(1.21)	(0.41)	(0.33)	(0.82)
Diluted earnings (loss) per share (b)	**(0.76)**	**(0.23)**	**3.16**	**2.52**
Net losses (gains) on commodity derivative instruments not associated with current-period transactions	0.38	(0.14)	0.06	(0.31)
Unrealized losses (gains) on foreign currency derivative instruments	0.08	—	0.05	0.06
Loss on extinguishments of debt	0.04	0.02	0.04	0.02
AmeriGas operations enhancement for growth project	—	0.04	—	0.09
Restructuring costs	—	0.03	—	0.17
Costs associated with exit of UGI International energy marketing business	—	0.01	—	0.32
Loss on disposals of businesses	0.25	0.21	0.24	0.21
Impairments of equity method investments and assets	—	0.12	—	0.14
Total adjustments (a)	0.75	0.29	0.39	0.70
Adjusted diluted earnings (loss) per share (b)	**$(0.01)**	**$0.06**	**$3.55**	**$3.22**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) The EPS for the three months ended June 30, 2024 was determined excluding the effect of 3.82 million dilutive shares as the impact of such shares would have been antidilutive due to the net loss for the period. The adjusted EPS for the three months ended June 30, 2024 was determined based upon fully diluted shares of 214.50 million.

15

UGI CORPORATION

Q3 and YTD FY25 Adjusted Net Income

($ in Million)	Q3 FY25	Q3 FY24	YTD FY25	YTD FY24
Utilities	$5	$13	$260	$254
Midstream & Marketing	19	22	258	234
UGI International	36	39	229	213
AmeriGas Propane	37	(36)	16	17
Corporate & Other (a)	(260)	(86)	(72)	(176)
Net income (loss) attributable to UGI Corporation	**(163)**	**(48)**	**691**	**542**
Net losses (gains) on commodity derivative instruments not associated with current-period transactions (net of tax of $(31), $15, $(2) and $16, respectively)	81	(33)	12	(66)
Unrealized losses (gains) on foreign currency derivative instruments (net of tax of $(7), $1, $(4) and $(5), respectively)	18	—	12	13
Loss on extinguishments of debt (net of tax of $(2), $(2) $(2) and $(2), respectively)	8	5	8	5
AmeriGas operations enhancement for growth project (net of tax of $0, $(3), $0 and $(6), respectively)	—	9	—	19
Restructuring costs (net of tax of $0, $(2), $0 and $(12), respectively)	—	7	—	37
Costs associated with exit of UGI International energy marketing business (net of tax of $0, $0, $0 and $(14), respectively)	—	2	—	68
Loss on disposals of businesses (net of tax of $(1),$(17), $(1) and $(17), respectively)	53	45	53	45
Impairments of equity method investments and assets (net of tax of $0, $0, $0 and $(2), respectively)	—	25	—	30
Total adjustments (a) (b)	**160**	**60**	**85**	**151**
Adjusted net income (loss) attributable to UGI Corporation	**$(3)**	**$12**	**$776**	**$693**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

16

UGI CORPORATION

Q3 FY25 Segment Reconciliation (GAAP)

($ in Million)	Total	Utilities	Midstream & Marketing	UGI International	AmeriGas Propane	Corp & Other
Revenues	$1,394	$287	$278	$437	$434	$(42)
Cost of sales	(837)	(115)	(201)	(245)	(207)	(69)
Total margin	**$557**	**$172** [1]	**$77**	**$192**	**$227**	**$(111)**
Operating and administrative expenses	(481)	(100) [1]	(32)	(129)	(220)	—
Depreciation and amortization	(140)	(44)	(20)	(31)	(45)	—
Loss on disposals of businesses	(54)	—	—	—	—	(54)
Other operating income (expense), net	25	1	2	11	10	1
Operating income (loss)	(93)	29	27	43	(28)	(164)
Loss on extinguishments of debt	(10)	—	—	—	—	(10)
Other non-operating income (expense), net	(24)	1	—	—	—	(25)
Earnings (loss) before income taxes and interest expense	(127)	30	27	43	(28)	(199)
Interest expense	(101)	(24)	(11)	(13)	(36)	(17)
Income (loss) before income taxes	(228)	6	16	30	(64)	(216)
Income tax benefit (expense)	65	(1)	3	6	101	(44)
Net income (loss) attributable to UGI Corporation	**$(163)**	**$5**	**$19**	**$36**	**$37**	**$(260)**

All non-GAAP adjustments are recorded at Corporate and Other. As a result, GAAP and non-GAAP earnings from each reportable segment – Utilities, Midstream & Marketing, UGI International and AmeriGas Propane – are the same.

1. For US GAAP purposes, certain revenue-related taxes within our Utilities segment are included in "Operating and administrative expenses" above. Such costs reduce margin for Management's Results of Operations reported in our periodic filings.

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Q3 FY25 UGI Corporation Adjusted EBITDA (non-GAAP)

	Year Ended September 30,					Nine Months Ended June 30,		
($ in Million)	2022	2023	2024	LTM JUN'24	LTM JUN'25	2023	2024	2025
Net income (loss) including noncontrolling interests	$1,073	$ (1,502)	$ 269	$ 673	$ 418	$ (1,633)	$ 542	$ 691
Income taxes	313	(335)	71	178	11	(361)	152	92
Interest expense	329	379	394	394	403	281	296	305
Depreciation and amortization	518	532	551	549	553	397	414	416
EBITDA	2,233	(926)	1,285	1,794	1,385	(1,316)	1,404	1,504
Unrealized losses (gains) on commodity derivative instruments	(598)	1,644	(77)	(252)	19	1,814	(82)	14
Unrealized losses (gains) on foreign currency derivative instruments	(50)	38	31	4	29	52	18	16
Loss on extinguishments of debt	11	9	9	7	12	9	7	10
Acquisition and integration expenses associated with the Mountaineer Acquisition	2	—	—	—	—	—	—	—
Business transformation expenses	9	10	—	4	—	6	—	—
Impairments of equity method investments and assets	35	—	33	32	1	—	32	—
Restructuring costs	29	—	76	49	27	—	49	—
Loss associated with impairment of AmeriGas Propane goodwill	—	656	195	—	195	656	—	—
Costs associated with exit of the UGI International energy marketing business	5	248	84	96	2	234	82	—
Losses on disposals of businesses	—	—	66	62	58	—	62	54
Net gain on sale of UGI headquarters building	—	(14)	—	(14)	—	—	—	—
AmeriGas operations enhancement for growth project	5	24	25	30	—	19	25	—
Adjusted EBITDA	**$1,681**	**$1,689**	**$1,727**	**$1,812**	**$1,728**	**$1,474**	**$1,597**	**$1,598**

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YTD FY25 UGI Corporation Free Cash Flow (non-GAAP) ($ in Million) YTD FY25 YTD FY24 Net Cash from operating activities $1,137 $1,031 Capital Expenditure (579) (530) Free Cash Flow $558 $501 19

Investor Relations: Tameka Morris morrista@ugicorp.com Arnab Mukherjee mukherjeea@ugicorp.com